THE CHARLES SCHWAB CORPORATION

                              Medium-Term Notes, Series A

                       Due More than 9 Months from Date of Issue

                                 DISTRIBUTION AGREEMENT




                                                        September 25, 1995



             Morgan Stanley & Co. Incorporated
             1251 Avenue of the Americas
             New York, New York  10020

             Goldman, Sachs & Co.
             85 Broad Street
             New York, NY  10004

             Charles Schwab & Co., Inc.
             101 Montgomery Street
             San Francisco, California  94104


             Dear Ladies/Gentlemen:

                       The Charles Schwab Corporation, a Delaware
             corporation (the "Company"), confirms its agreement with each of you with respect to the issue and sale from time to time by the Company of such aggregate initial public offering price of its Medium-Term Notes, Series A, due more than 9 months from date of issue, as at such time (a) has been duly authorized for issuance and sale by the Board of Directors of the Company and (b) is covered by one or more registration statements that have become effective under the Securities Act of 1933, as amended (the "Notes"). The Notes may be issued as senior indebtedness (the "Senior Notes") or as senior subordinated indebtedness (the "Senior Subordinated Notes") of the Company. The Senior Notes will be issued pursuant to the provisions of a senior indenture dated as of July 15, 1993 (the "Senior Debt Indenture") between the Company and Chemical Bank, as trustee (the "Trustee"). The Senior Subordinated Notes will be issued pursuant to the provisions of a senior subordinated indenture dated as of July 15, 1993 (the "Senior Subordinated Debt Indenture") between the Company and the Trustee. The Senior Debt Indenture and the Senior Subordinated Debt Indenture are sometimes hereinafter referred to individually as an




             "Indenture" and collectively as the "Indentures." The Notes will have the maturities, interest rates, redemption provisions, if any, and other terms as set forth in supplements to the Basic Prospectus referred to below.

                       The Company hereby appoints Morgan Stanley & Co.
             Incorporated ("Morgan Stanley"), Goldman, Sachs & Co. ("Goldman, Sachs") and Charles Schwab & Co., Inc. ("Charles Schwab") (individually, an "Agent" and collectively, the "Agents") as its exclusive agents, subject to Section 12, for the purpose of soliciting and receiving offers to purchase Notes from the Company by others and, on the basis of the representations and warranties herein contained, but subject to the terms and conditions herein set forth, each Agent agrees to use reasonable efforts to solicit and receive offers to purchase Notes upon terms acceptable to the Company at such times and in such amounts as the Company shall from time to time specify. In addition, any Agent may also purchase Notes as principal pursuant to the terms of a terms agreement relating to such sale (a "Terms Agreement") in accordance with the provisions of Section 2(b) hereof. The Company also reserves the right to sell Notes directly to purchasers on its own behalf. Each Agent acknowledges that, in the case of any sale of Notes by the Company not resulting from a solicitation made or an offer to purchase received by such Agent, or arising in connection with a purchase by such Agent as principal, no commission shall be payable to such Agent with respect to such sale.

                       The Company has filed with the Securities and
             Exchange Commission (the "Commission") a registration statement, including a prospectus, and may in the future file one or more additional registration statements, in each case including a prospectus, relating to the Notes. The term "Registration Statement," as used herein, means, at any time, such of the foregoing registration statements, including the exhibits thereto, as are being used to offer Notes at such time. The Company proposes to file with the Commission from time to time, pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Securities Act"), supplements to the prospectus included in the Registration Statement that will describe certain terms of the Notes. The prospectus in the form in which it appears in the Registration Statement is hereinafter referred to as the "Basic Prospectus." The term "Prospectus" means the Basic Prospectus together with the prospectus supplement or supplements (each a "Prospectus Supplement") specifically relating to Notes, as filed with, or transmitted for filing to, the Commission pursuant to Rule 424. As used herein, the terms "Basic Prospectus" and "Prospectus" shall include in each case the documents, if any, incorporated by reference therein. The terms "supplement," "amendment" and "amend" as used herein shall




             include all documents deemed to be incorporated by reference in the Prospectus that are filed subsequent to the date of the Basic Prospectus by the Company with the Commission pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act").

                       1. Representations and Warranties. The Company represents and warrants to and agrees with each Agent as of the Commencement Date, as of each date on which an Agent solicits offers to purchase Notes, as of each date on which the Company accepts an offer to purchase Notes (including any purchase by an Agent pursuant to a Terms Agreement), as of each date the Company issues and delivers Notes and as of each date the Registration Statement or the Basic Prospectus is amended or supplemented, as follows (it being understood that such representations, warranties and agreements shall be deemed to relate to the Registration Statement, the Basic Prospectus and the Prospectus, each as amended or supplemented to each such date):

                       (a)  The Registration Statement has become
             effective; no stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for such purpose are pending before or threatened by the Commission.

                       (b) (i) Each document, if any, filed or to be filed pursuant to the Exchange Act and incorporated by reference in the Prospectus complied or will comply when so filed in all material respects with the Exchange Act and the applicable rules and regulations of the Commission thereunder, (ii) each part of the Registration Statement, when such part became effective, did not contain, and each such part, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading,
             (iii) the Registration Statement and the Prospectus comply, and, as amended or supplemented, if applicable, will comply in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder and (iv) the Prospectus does not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that (1) the representations and warranties set forth in this Section 1(b) do not apply (A) to statements or omissions in the Registration Statement or the Prospectus based upon information relating to an Agent furnished to the Company in writing by such Agent expressly for use therein or
             (B) to that part of the Registration Statement that




             constitutes the Statement of Eligibility (Form T-1) under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), of the Trustee and (2) the representations and warranties set forth in clauses (iii) and (iv) above, when made as of the Commencement Date or as of any date on which an Agent solicits offers to purchase Notes or on which the Company accepts an offer to purchase Notes, shall be deemed not to cover information concerning an offering of particular Notes to the extent such information will be set forth in a supplement to the Basic Prospectus.

                       (c) The Company is a duly incorporated, validly existing corporation in good standing under the laws of the State of Delaware, has the corporate power and authority to own its property and conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

                       (d) Each of Schwab Holdings, Inc. ("Holdings"), Charles Schwab, Mayer & Schweitzer, Inc. ("M&S") and each other subsidiary of the Company that is a "significant subsidiary" within the meaning of Rule 1-02 of Regulation S-X of the Commission (each, a "Significant Subsidiary" and collectively, the "Significant Subsidiaries") is a duly incorporated, validly existing corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

                       (e) Each of this Agreement and any applicable Written Terms Agreement (as hereinafter defined) has been duly authorized, executed and delivered by the Company.

                       (f) Each Indenture has been duly qualified under the Trust Indenture Act and has been duly authorized, executed and delivered by the Company and is a valid and binding agreement of the Company, enforceable in accordance with its terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) rights of




             acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability.

                       (g) The forms of Notes have been duly authorized and, when the Notes have been executed and authenticated in accordance with the provisions of the relevant Indenture and delivered to and duly paid for by the purchasers thereof, the Notes will be entitled to the benefits of such Indenture and will be valid and binding obligations of the Company, enforceable in accordance with their respective terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability.

                       (h) The execution and delivery by the Company of this Agreement, the Notes, the Indentures and any applicable Written Terms Agreement, and the performance by the Company of its obligations under this Agreement, the Notes, the Indentures and any applicable Terms Agreement will not contravene any provision of applicable law or the certificate of incorporation or by-laws of the Company or Charles Schwab or any agreement or other instrument binding upon the Company or any of its subsidiaries that is material to the Company and its subsidiaries, taken as a whole, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any subsidiary, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company of its obligations under this Agreement, the Notes, the Indentures and any applicable Terms Agreement, or for the performance by Charles Schwab of its obligations under this Agreement and any applicable Terms Agreement, except such as have been obtained, and such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Notes.

                       (i) There has not occurred any material adverse change, or any development which could reasonably be expected to result in a material adverse change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, from that set forth in the Prospectus.

                       (j) There are no legal or governmental proceedings pending or threatened to which the Company or any of its subsidiaries is a party or to which any of the properties of the Company or any of its subsidiaries is subject that are required to be described in the Registration Statement or the Prospectus and are not so described or any statutes,




             regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed or incorporated by reference as exhibits to the Registration Statement that are not described, filed or incorporated as required.

                       (k) The Company is not an "investment company" or an entity "controlled" by an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended.

                       (l) The Company has complied with all provisions of Section 517.075, Florida Statutes (Chapter 92-198, Laws of Florida).

                       (m)  Each of the Company and its Significant
             Subsidiaries has all necessary consents, authorizations, approvals, orders, certificates and permits of and from, and has made all declarations and filings with, all federal, state, local and other governmental authorities, all self-regulatory organizations and all courts and other tribunals, to own, lease, license and use its properties and assets and to conduct its business in the manner described in the Prospectus, except to the extent that the failure to obtain or file would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

                       (n)  Each of the Company and its Significant
             Subsidiaries is duly registered as a broker-dealer, municipal securities broker or dealer, investment adviser, or transfer agent, as the case may be, in each jurisdiction wherein the conduct of its business requires such registration, and each of the Company and its Significant Subsidiaries is in compliance in all material respects with all applicable laws, rules, regulations, orders, by-laws and similar requirements in connection with such registrations, except to the extent that the failure to be so registered or be in compliance would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

                       (o) Charles Schwab is a member in good standing of the associations and exchanges indicated in the Prospectus and is registered as a broker-dealer with the Commission and in all 50 states, the District of Columbia and Puerto Rico, except to the extent that the failure to be in good standing or be so registered would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

                       (p)  M&S is a member in good standing of the
             associations and exchanges, and is registered as a broker-dealer with the Commission and in each of the jurisdictions, indicated in the Prospectus, except to the extent that the




             failure to be in good standing or be so registered would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

                       2.   Solicitations as Agent; Purchases as
             Principal.

                       (a) Solicitations as Agent. In connection with an Agent's actions as agent hereunder, such Agent agrees to use reasonable efforts to solicit offers to purchase Notes upon the terms and conditions set forth in the Prospectus as then amended or supplemented.

                       The Company reserves the right, in its sole
             discretion, to instruct the Agents to suspend at any time, for any period of time or permanently, the solicitation of offers to purchase Notes. Upon receipt of at least one business day's prior notice from the Company, the Agents will forthwith suspend solicitations of offers to purchase Notes from the Company until such time as the Company has advised the Agents that such solicitation may be resumed. While such solicitation is suspended, the Company shall not be required to deliver any certificates, opinions or letters in accordance with Sections 5(a), 5(b) and 5(c); provided, however, that if the Registration Statement or Prospectus is amended or supplemented during the period of suspension (other than by an amendment or supplement providing solely for a change in the interest rates, redemption provisions, amortization schedules or maturities offered on the Notes or for a change the Agents deem to be immaterial), no Agent shall be required to resume soliciting offers to purchase Notes until the Company has delivered such certificates, opinions and letters as such Agent may request.

                       The Company agrees to pay to each Agent, as
             consideration for the sale of each Note resulting from a solicitation made or an offer to purchase received by such Agent, a commission in the form of a discount from the purchase price of such Note equal to the percentage set forth below of the purchase price of such Note:

                       Term                                Commission Rate

             From 9 months to less than 12 months               .125%
             From 12 months to less than 18 months              .150%
             From 18 months to less than 2 years                .200%
             From 2 years to less than 3 years                  .250%
             From 3 years to less than 4 years                  .350%
             From 4 years to less than 5 years                  .450%
             From 5 years to less than 6 years                  .500%
             From 6 years to less than 7 years                  .550%
             From 7 years to less than 10 years                 .600%




             From 10 years to less than 15 years                .625%
             From 15 years to less than 20 years                .700%
             From 20 years to 30 years                          .750%
             More than 30 years                                 .875%

                       Each Agent shall communicate to the Company, orally
             or in writing, each offer to purchase Notes received by such Agent as agent that in its judgment should be considered by the Company. The Company shall have the sole right to accept offers to purchase Notes and may reject any offer in whole or in part. Each Agent shall have the right to reject any offer to purchase Notes that it considers to be unacceptable, and any such rejection shall not be deemed a breach of its agreements contained herein. The procedural details relating to the issue and delivery of Notes sold by the Agents as agents and the payment therefor shall be as set forth in the Administrative Procedures (as hereinafter defined).

                       (b) Purchases as Principal. Each sale of Notes to an Agent as principal shall be made in accordance with the terms of this Agreement. In connection with each such sale, the Company will enter into a Terms Agreement that will provide for the sale of such Notes to and the purchase thereof by such Agent. Each Terms Agreement will take the form of either (i) a written agreement between such Agent and the Company, which may be substantially in the form of Exhibit A hereto (a "Written Terms Agreement"), or (ii) an oral agreement between such Agent and the Company confirmed in writing by such Agent to the Company.

                       An Agent's commitment to purchase Notes as
             principal pursuant to a Terms Agreement shall be deemed to have been made on the basis of the representations and warranties of the Company herein contained and shall be subject to the terms and conditions herein set forth. Each Terms Agreement shall specify the principal amount of Notes to be purchased by such Agent pursuant thereto, the maturity date of such Notes, the price to be paid to the Company for such Notes, the interest rate and interest rate formula, if any, applicable to such Notes and any other terms of such Notes. Each such Terms Agreement may also specify any requirements for officers' certificates, opinions of counsel and letters from the independent auditors of the Company pursuant to Section 4 hereof. A Terms Agreement may also specify certain provisions relating to the reoffering of such Notes by such Agent.

                       Each Terms Agreement shall specify the time and
             place of delivery of and payment for such Notes. Unless otherwise specified in a Terms Agreement, the procedural details relating to the issue and delivery of Notes purchased by an Agent as principal and the payment therefor shall be as




             set forth in the Administrative Procedures. Each date of delivery of and payment for Notes to be purchased by an Agent pursuant to a Terms Agreement is referred to herein as a "Settlement Date."

                       Unless otherwise specified in a Terms Agreement, if
             an Agent is purchasing Notes as principal such Agent may resell such Notes to other dealers. Any such sales may be at a discount, which shall not exceed the amount set forth in the Prospectus Supplement relating to such Notes.

                       (c) Administrative Procedures. The Agents and the Company agree to perform the respective duties and obligations specifically provided to be performed in the Medium-Term Notes, Series A, Administrative Procedures (attached hereto as Exhibit B) (the "Administrative
             Procedures"), as amended from time to time.  The
             Administrative Procedures may be amended only by written agreement of the Company and the Agents.

                       (d)  Delivery.  The documents required to be
             delivered by Section 4 of this Agreement as a condition precedent to each Agent's obligation to begin soliciting offers to purchase Notes as an agent of the Company shall be delivered at the office of Howard, Rice, Nemerovski, Canady, Falk & Rabkin, A Professional Corporation, counsel for the Company, not later than 1:00 p.m., California time, on the date hereof, or at such other time and/or place as the Agents and the Company may agree upon in writing, but in no event later than the day prior to the earlier of (i) the date on which the Agents begin soliciting offers to purchase Notes and (ii) the first date on which the Company accepts any offer by an Agent to purchase Notes pursuant to a Terms Agreement. The date of delivery of such documents is referred to herein as the "Commencement Date."

                       (e) Obligations Several. The Company acknowledges that the obligations of the Agents under this Agreement are several and not joint.

                       3.   Agreements.  The Company agrees with each
             Agent that:

                       (a) Prior to the termination of the offering of the Notes pursuant to this Agreement or any Terms Agreement, the Company will not file any Prospectus Supplement relating to the Notes or any amendment to the Registration Statement unless the Company has previously furnished to the Agents copies thereof for their review and will not file any such proposed supplement or amendment to which the Agents reasonably object; provided, however, that (i) the foregoing requirement shall not apply to any of the Company's periodic




             filings with the Commission required to be filed pursuant to
             Section 13(a), 13(c), 14 or 15(d) of the Exchange Act, copies of which filings the Company will cause to be delivered to the Agents promptly after being transmitted for filing with the Commission and (ii) any Prospectus Supplement that merely sets forth the terms or a description of particular Notes shall only be reviewed and approved by the Agent or Agents offering such Notes. Subject to the foregoing sentence, the Company will promptly cause each Prospectus Supplement to be filed with or transmitted for filing to the Commission in accordance with Rule 424(b) under the Securities Act. The Company will promptly advise the Agents (i) of the filing of any amendment or supplement to the Basic Prospectus (except that notice of the filing of an amendment or supplement to the Basic Prospectus that merely sets forth the terms or a description of particular Notes shall only be given to the Agent or Agents offering such Notes), (ii) of the filing and effectiveness of any amendment to the Registration Statement,
             (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Basic Prospectus or for any additional information,
             (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose and (v) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Notes for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Company will use reasonable efforts to prevent the issuance of any such stop order or notice of suspension of qualification and, if issued, to obtain as soon as possible the withdrawal thereof. If the Basic Prospectus is amended or supplemented as a result of the filing under the Exchange Act of any document incorporated by reference in the Prospectus, no Agent shall be obligated to solicit offers to purchase Notes so long as it is not reasonably satisfied with such document.

                       (b) If, at any time when a prospectus relating to the Notes is required to be delivered under the Securities Act, any event occurs or condition exists as a result of which the Prospectus, as then amended or supplemented, would include an untrue statement of a material fact, or omit to state any material fact necessary to make the statements therein, in the light of the circumstances when the Prospectus, as then amended or supplemented, is delivered to a purchaser, not misleading, or if, in the opinion of the Agents or in the opinion of the Company, it is necessary at any time to amend or supplement the Prospectus, as then amended or supplemented, to comply with applicable law, the Company will immediately notify the Agents by telephone (with confirmation in writing) to suspend solicitation of offers to




             purchase Notes and, if so notified by the Company, the Agents shall forthwith suspend such solicitation and cease using the Prospectus, as then amended or supplemented. If the Company shall decide to amend or supplement the Registration Statement or Prospectus, as then amended or supplemented, it shall so advise the Agents promptly by telephone (with confirmation in writing) and, at its expense, shall prepare and cause to be filed promptly with the Commission an amendment or supplement to the Registration Statement or Prospectus, as then amended or supplemented, satisfactory in all respects to the Agents, that will correct such statement or omission or effect such compliance and will supply such amended or supplemented Prospectus to the Agents in such quantities as they may reasonably request. If any documents, certificates, opinions and letters furnished to the Agents pursuant to paragraph (f) below and Sections 5(a), 5(b) and 5(c) in connection with the preparation and filing of such amendment or supplement are satisfactory in all respects to the Agents, upon the filing with the Commission of such amendment or supplement to the Prospectus or upon the effectiveness of an amendment to the Registration Statement, the Agents will resume the solicitation of offers to purchase Notes hereunder. Notwithstanding any other provision of this
             Section 3(b), until 180 days after the date any Agent has purchased Notes as principal from the Company, if any event described above in this paragraph (b) occurs, the Company will, at its own expense, forthwith prepare and cause to be filed promptly with the Commission an amendment or supplement to the Registration Statement or Prospectus, as then amended or supplemented, satisfactory in all respects to such Agent, will supply such amended or supplemented Prospectus to such Agent in such quantities as it may reasonably request and shall furnish to such Agent pursuant to paragraph (f) below and Sections 5(a), 5(b) and 5(c) such documents, certificates, opinions and letters as it may request in connection with the preparation and filing of such amendment or supplement.

                       (c) The Company will make generally available to its security holders and to the Agents as soon as practicable earning statements that satisfy the provisions of
             Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder covering twelve month periods beginning, in each case, not later than the first day of the Company's fiscal quarter next following the "effective date" (as defined in Rule 158 under the Securities
             Act) of the Registration Statement with respect to each sale of Notes. If such fiscal quarter is the last fiscal quarter of the Company's fiscal year, such earning statement shall be made available not later than 90 days after the close of the period covered thereby and in all other cases shall be made





             available not later than 45 days after the close of the period covered thereby.

                       (d)  The Company will furnish to each Agent,
             without charge, a signed copy of the Registration Statement, including exhibits and all amendments thereto, and as many copies of the Prospectus, any documents incorporated by reference therein and any supplements and amendments thereto as such Agent may reasonably request.

                       (e) The Company will endeavor to qualify the Notes for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Agents shall reasonably request and to maintain such qualification for as long as the Agents shall reasonably request.

                       (f) The Company shall furnish to the Agents such relevant documents and certificates of officers of the Company relating to the business, operations and affairs of the Company, the Registration Statement, the Basic Prospectus, any amendments or supplements thereto, the Indentures, the Notes, this Agreement, the Administrative Procedures, any Terms Agreement and the performance by the Company of its obligations hereunder or thereunder as the Agents may from time to time reasonably request.

                       (g) The Company shall notify the Agents promptly in writing of any downgrading, or of its receipt of any notice of any intended or potential downgrading or of any review for possible change that does not indicate the direction of the possible change, in the rating accorded any of the Company's securities by any "nationally recognized statistical rating organization," as such term is defined for purposes of Rule 436(g)(2) under the Securities Act.

                       (h) The Company will, whether or not any sale of Notes is consummated, pay all expenses incident to the performance of its obligations under this Agreement and any Terms Agreement, including: (i) the preparation and filing of the Registration Statement and the Prospectus and all amendments and supplements thereto, (ii) the preparation, issuance and delivery of the Notes, (iii) the fees and disbursements of the Company's counsel and accountants and of the Trustee and its counsel, (iv) the qualification of the Notes under securities or Blue Sky laws in accordance with the provisions of Section 3(e), including filing fees and the fees and disbursements of counsel for the Agents in connection therewith and in connection with the preparation of any Blue Sky or Legal Investment Memoranda, (v) the printing and delivery to the Agents in quantities as hereinabove stated of copies of the Registration Statement and all amendments thereto and of the Prospectus and any




             amendments or supplements thereto, (vi) the printing and delivery to the Agents of copies of any Blue Sky or Legal Investment Memoranda, (vii) any fees charged by rating agencies for the rating of the Notes, (viii) the fees and expenses, if any, incurred with respect to any filing with the National Association of Securities Dealers, Inc.,
             (ix) the reasonable fees and disbursements of counsel for the Agents incurred in connection with the offering and sale of the Notes, including any opinions to be rendered by such counsel hereunder, and (x) any reasonable out-of-pocket expenses incurred by the Agents; provided that any advertising expenses incurred by the Agents shall have been approved by the Company.

                       (i) Between the date of any Terms Agreement and the Settlement Date with respect to such Terms Agreement, the Company will not, without the prior consent of the Agent under such Term Agreement, offer, sell, contract to sell or otherwise dispose of any debt securities of the Company substantially similar to the Notes that are to be sold pursuant to such Terms Agreement (other than (i) such Notes, (ii) Notes previously agreed to be sold by the Company and
             (iii) commercial paper issued in the ordinary course of business), except as may otherwise be provided in such Terms Agreement.

                       4. Conditions of the Obligations of the Agents. Each Agent's obligation to solicit offers to purchase Notes as agent of the Company, each Agent's obligation to purchase Notes pursuant to any Terms Agreement and the obligation of any other purchaser to purchase Notes will be subject to the accuracy of the representations and warranties on the part of the Company herein, to the accuracy of the statements of the Company's officers made in each certificate furnished pursuant to the provisions hereof and to the performance and observance by the Company of all covenants and agreements herein contained on its part to be performed and observed (in the case of an Agent's obligation to solicit offers to purchase Notes, at the time of such solicitation, and, in the case of an Agent's or any other purchaser's obligation to purchase Notes, at the time the Company accepts the offer to purchase such Notes and at the time of issuance and delivery) and (in each case) to the following additional conditions precedent when and as specified:

                       (a) Prior to such solicitation or purchase, as the case may be:

                       (i) there shall not have occurred any change, or any development which could reasonably be expected to result in a change, in the condition, financial or otherwise, or in the earnings, business or operations of




                  the Company and its subsidiaries, taken as a whole, from that set forth in the Prospectus, as amended or supplemented at the time of such solicitation or at the time such offer to purchase was made, that, in the judgment of the relevant Agent, is material and adverse and that makes it, in the judgment of such Agent, impracticable to market the Notes on the terms and in the manner contemplated by the Prospectus, as so amended or supplemented;

                      (ii)  there shall not have occurred any
                  (A) suspension or material limitation of trading generally on or by, as the case may be, the New York Stock Exchange, the American Stock Exchange or the National Association of Securities Dealers, Inc.,
                  (B) suspension of trading of any securities of the Company on any exchange or in any over-the-counter market, (C) declaration of a general moratorium on commercial banking activities in New York by either Federal or New York State authorities or (D) any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis that, in the judgment of the relevant Agent, is material and adverse and, in the case of any of the events described in clauses (ii)(A) through (D), such event, singly or together with any other such event, makes it, in the judgment of such Agent, impracticable to market the Notes on the terms and in the manner contemplated by the Prospectus, as amended or supplemented at the time of such solicitation or at the time such offer to purchase was made; and

                     (iii) there shall not have occurred any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded any of the Company's securities by any "nationally recognized statistical rating organization," as such term is defined for purposes of Rule 436(g)(2) under the Securities Act;

             (A) except, in each case described in paragraph (i), (ii) or
             (iii) above, as disclosed to the relevant Agent in writing by the Company prior to such solicitation or, in the case of a purchase of Notes, as disclosed to the relevant Agent before the offer to purchase such Notes was made or (B) unless in each case described in (ii) above, the relevant event shall have occurred and been known to the relevant Agent before such solicitation or, in the case of a purchase of Notes, before the offer to purchase such Notes was made.





                       (b) On the Commencement Date and, if called for by any Terms Agreement, on the corresponding Settlement Date, the relevant Agents shall have received:

                       (i) The opinion, dated as of such date, of Howard, Rice, Nemerovski, Canady, Falk & Rabkin, A Professional Corporation, counsel for the Company to the effect that:

                            (A)  Charles Schwab is a duly incorporated,
                       validly existing corporation in good standing under the laws of the jurisdiction of its incorporation and has the corporate power and authority to own its property and conduct its business as described in the Prospectus, as then amended or supplemented;

                            (B) each of this Agreement and any applicable Written Terms Agreement has been duly authorized, executed and delivered by the Company;

                            (C)  each Indenture has been duly qualified
                       under the Trust Indenture Act and has been duly authorized, executed and delivered by the Company and is a valid and binding agreement of the Company, enforceable in accordance with its terms;

                            (D)  the forms of Notes have been duly
                       authorized and, if executed and authenticated in accordance with the provisions of the relevant Indenture and delivered to and duly paid for by the purchasers thereof on the date of such opinion, the Notes would be entitled to the benefits of such Indenture and would be valid and binding obligations of the Company, enforceable in accordance with their respective terms;

                            (E)  (1) the execution and delivery by the
                       Company of this Agreement, the Indentures and any applicable Written Terms Agreement, and the performance by the Company of its obligations under this Agreement, the Indentures and any applicable Terms Agreement, as of the Commencement Date (or Settlement Date, if applicable) did not contravene, and (2) the execution and delivery by the Company of the Notes, assuming such Notes were executed, issued and delivered in accordance with this Agreement and the Indentures as of the Commencement Date (or Settlement Date, if applicable) would not contravene, (a) any provision of applicable law (other than the securities or Blue Sky laws of the various states as to which such counsel need express no opinion), or (b) the certificate of incorporation or by-laws of the Company or Charles




                       Schwab, or constitute a default under any of
                       (i) the Revolving Subordinated Loan Agreement as of September 29, 1988, as amended, between the Company and Schwab; (ii) the Revolving Subordinated Loan Agreement dated as of December 10, 1991 between M&S and the Company; (iii) the Credit Agreement dated as of June 29, 1995, between the Company and the Banks listed therein; and (iv) the Reimbursement Agreement dated December 19, 1994, as amended
                       July 31, 1995, and Irrevocable Standby Letter of Credit numbered LASB-222-63-0 dated as of December 19, 1994; or to the best knowledge of such counsel, after reasonable investigation, any other instrument or agreement binding upon the Company or any subsidiary evidencing or related to indebtedness for borrowed money, except such instruments and other agreements relating to capitalized lease obligations and installment purchase agreements for the acquisition of fixed assets for which indebtedness does not in the aggregate exceed $5 million; and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company of its obligations under this Agreement, the Notes (assuming such Notes were executed, issued and delivered in accordance with this Agreement and the Indentures as of the Commencement Date or Settlement Date, if applicable), the Indentures and any applicable Terms Agreement, or for the performance by Charles Schwab of its obligations under this Agreement and any applicable Terms Agreement, except such as are specified and have been obtained, and such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Notes;

                            (F) the statements (1) in the Prospectus, as then amended or supplemented, under the captions "Description of Notes" (in the Prospectus Supplement), "Description of Debt Securities" (in the Basic Prospectus), "Plan of Distribution" (in the Prospectus Supplement and in the Basic Prospectus), and (2) in the Registration Statement, as then amended or supplemented, under Item 15, in each case insofar as such statements constitute summaries of the legal matters, documents or proceedings referred to therein, fairly present the information called for with respect to such legal matters, documents and proceedings and fairly summarize the matters referred to therein;





                            (G)  such counsel is of the opinion ascribed
                       to it in the Prospectus, as then amended or supplemented, under the caption "Certain United States Federal Income Tax Consequences";

                            (H)  (1) such counsel is of the opinion that
                       each document, if any, filed by the Company pursuant to the Exchange Act and incorporated by reference in the Prospectus, as then amended or supplemented (except for financial statements and schedules and other financial and statistical data included therein, and except for any proxy statement of the Company, as to which such counsel need not express any opinion), complied when so filed as to form in all material respects with the Exchange Act and the applicable rules and regulations of the Commission thereunder, (2) no facts have come to the attention of such counsel to lead them to believe that (except for financial statements and schedules and other financial and statistical data as to which such counsel need not express any belief and except for that part of the Registration Statement that constitutes the Form T-1 heretofore referred to and except for any proxy statement of the Company) any part of the Registration Statement, as then amended, if applicable, as of the date such opinion is delivered, contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (3) such counsel is of the opinion that the Registration Statement and Prospectus, as then amended or supplemented, if applicable (except for financial statements and schedules and other financial and statistical data included therein and except for any proxy statement of the Company, as to which such counsel need not express any opinion) comply as to form in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder and (4) no facts have come to the attention of such counsel to lead them to believe that (except for financial statements and schedules and other financial and statistical data and except for any proxy statement of the Company, as to which such counsel need not express any belief) the Prospectus, as then amended or supplemented, if applicable, as of the date such opinion is delivered, contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under




                       which they were made, not misleading; provided that in the case of an opinion delivered on the Commencement Date or pursuant to Section 5(b), the opinion and belief set forth in clauses (3) and (4) above shall be deemed not to cover information concerning an offering of particular Notes to the extent such information will be set forth in a supplement to the Basic Prospectus.

                      (ii) The opinion, dated as of such date, of Mary B. Templeton, General Counsel of the Company to the effect that:

                            (A)  the Company is a duly incorporated,
                       validly existing corporation in good standing under the laws of the State of Delaware, has the corporate power and authority to own its property and conduct its business as described in the Prospectus, as then amended or supplemented, and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole;

                            (B)  each of Holdings and M&S is a duly
                       incorporated, validly existing corporation in good standing under the laws of the jurisdiction of its incorporation and has the corporate power and authority to own its property and conduct its business as described in the Prospectus, as then amended or supplemented; and each Significant Subsidiary is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole;

                            (C)  each of the Company and its Significant
                       Subsidiaries has all necessary consents, authorizations, approvals, orders, certificates and permits of and from, and has made all declarations and filings with, all federal, state, local and other governmental authorities, all self-regulatory organizations and all courts and other tribunals, to own, lease, license and use its properties and




                       assets and to conduct its business in the manner described in the Prospectus, as amended or supplemented, except to the extent that the failure to obtain or file would not have a material adverse effect on the Company and its consolidated subsidiaries, taken as a whole;

                            (D)  the statements (1) in "Item 3 - Legal
                       Proceedings" of the Company's most recent annual report on Form 10-K incorporated by reference in the Prospectus, as then amended or supplemented and
                       (2) in "Item 1 - Legal Proceedings" of Part II of the Company's quarterly reports on Form 10-Q, if any, filed since such annual report, and (3) under the caption "Employment Agreement and Name Assignment" in the Company's Proxy Statement for its Annual Meeting of Stockholders immediately succeeding the filing of the Company's most recent annual report on Form 10-K incorporated by reference in the Prospectus, in each case insofar as such statements constitute summaries of the legal matters, documents or proceedings referred to therein, fairly present the information called for with respect to such legal matters, documents and proceedings and fairly summarize the matters referred to therein;

                            (E) after due inquiry, such counsel does not know of any contracts or other documents that are required to be described in the Registration Statement or the Prospectus, as then amended or supplemented, or to be filed or incorporated by reference as exhibits to such Registration Statement that are not described, filed or incorporated as required;

                            (F)  each of the Company and its Significant
                       Subsidiaries is duly registered as a broker-dealer, municipal securities broker or dealer, investment adviser, or transfer agent, as the case may be, in each jurisdiction wherein the conduct of its business requires such registration, and each of the Company and its Significant Subsidiaries is in compliance in all material respects with all applicable laws, rules, regulations, orders, by-laws and similar requirements in connection with such registrations, except to the extent that the failure to be so registered or be in compliance would not have a material adverse effect on the Company and its subsidiaries, taken as a whole;






                            (G)  Charles Schwab is a member in good
                       standing of the associations and exchanges indicated in the Prospectus, as then amended or supplemented, and is registered as a broker-dealer with the Commission and in all 50 states, the District of Columbia and Puerto Rico, except to the extent that the failure to be in good standing or be so registered would not have a material adverse effect on the Company and its subsidiaries, taken as a whole; and

                            (H)  M&S is a member in good standing of the
                       associations and exchanges, and is registered as a broker-dealer with the Commission and in each jurisdiction, indicated in the Prospectus, as then amended or supplemented, except to the extent that the failure to be in good standing or be so registered would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

                            (I)  (1) the execution and delivery by the
                       Company of the Agreement, the Indentures and any applicable Written Terms Agreement, and the performance by the Company of its obligations under the Agreement, the Indentures and any applicable Terms Agreement, as of the Commencement Date (or Settlement Date, if applicable), did not violate, and (2) the execution and delivery by the Company of the Notes, assuming such Notes were executed, issued and delivered in accordance with this Agreement and the Indentures as of the Commencement Date (or Settlement Date, if applicable), would not violate, to such counsel's best knowledge, after reasonable investigation, any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any subsidiary (except for such contravention that would not have a material adverse effect on the Company and its subsidiaries, taken as a whole).

                            (J) After due inquiry, such counsel does not know of any legal or governmental proceedings pending or threatened to which the Company or any of its subsidiaries is a party or to which any of the properties of the Company or any of its subsidiaries is subject that are required to be described in the Registration Statement or the Prospectus, as then amended or supplemented, and are not so described or of any statutes or regulations that are required to be described in the Registration Statement or the Prospectus, as




                       then amended or supplemented, that are not described as required.

                            (K)  (1) Such counsel is of the opinion that
                       the proxy statement most recently filed by the Company pursuant to the Exchange Act and incorporated by reference in the Prospectus, as then amended or supplemented, (except for financial statements and schedules and other financial and statistical data included therein, as to which such counsel need not express an opinion), complied when so filed as to form in all material respects with the Exchange Act and the applicable rules and regulations of the Commission thereunder, (2) no facts have come to the attention of such counsel to lead them to believe that (except for financial statements and schedules and other financial and statistical data, as to which such counsel need not express any belief) the proxy statement most recently filed pursuant to the Exchange Act by the Company and incorporated by reference in the Prospectus, when such part of Registration Statement became effective, and as of the date such opinion is delivered, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

                     (iii) The opinion, dated as of such date, of Davis Polk & Wardwell, counsel for the Agents, covering the matters in subparagraphs (B), (C), (D) and (F) (with respect to statements in the Prospectus, as then amended or supplemented, under the captions "Description of Notes" (in the Prospectus Supplement), "Description of Debt Securities" (in the Basic Prospectus) and "Plan of Distribution" (in the Prospectus Supplement and in the Basic Prospectus)), and clauses (2), (3) and (4) of subparagraph (H) in paragraph (b)(i) above.

                       In giving the opinions referred to in paragraph (i)
                  hereof, Howard, Rice, Nemerovski, Canady, Falk & Rabkin, A Professional Corporation, may rely on the opinion of Davis Polk & Wardwell as to any matters governed by the laws of New York, and in giving the opinion referred to in paragraph (iii) hereof, Davis Polk & Wardwell may rely on the opinion of Howard, Rice, Nemerovski, Canady, Falk & Rabkin, A Professional Corporation, as to any matters governed by laws of California. With respect to subparagraph (H) of paragraph (b)(i) above, Howard, Rice, Nemerovski, Canady, Falk & Rabkin, A Professional Corporation, may state that their opinion and belief are




                  based upon their participation in the preparation of the Registration Statement and Prospectus and any amendments or supplements thereto (but not including documents incorporated therein by reference) and review and discussion of the contents thereof (including documents incorporated therein by reference), but are without independent check or verification, except as specified. With respect to clauses (2), (3) and (4) of subparagraph (H) of paragraph (b)(i) above, Davis Polk & Wardwell may state that their opinion and belief are based upon their participation in the preparation of the Registration Statement and Prospectus and any amendments or supplements thereto (but not including documents incorporated therein by reference) and review and discussion of the contents thereof (including documents incorporated therein by reference), but are without independent check or verification, except as specified.

                       The opinion of Howard, Rice, Nemerovski, Canady,
                  Falk & Rabkin, A Professional Corporation, described in paragraph (b)(i) above shall be rendered to the Agents at the request of the Company and shall so state therein.

                       The opinion of Mary B. Templeton described in
                  paragraph (b)(ii) above shall be rendered to the Agents at the request of the Company and shall so state therein.

                       (c) On the Commencement Date and, if called for by any Terms Agreement, on the corresponding Settlement Date, the relevant Agents shall have received a certificate, dated the Commencement Date or such Settlement Date, as the case may be, signed by an executive officer of the Company to the effect set forth in subparagraph (a)(iii) above and to the effect that the representations and warranties of the Company contained herein are true and correct as of such date and that the Company has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied on or before such date.

                       The officer signing and delivering such certificate
             may rely upon the best of his or her knowledge as to proceedings threatened.

                       (d) On the Commencement Date and, if called for by any Terms Agreement, on the corresponding Settlement Date, the Company's independent auditors shall have furnished to the relevant Agents a letter or letters, dated as of the Commencement Date or such Settlement Date, as the case may be, in form and substance satisfactory to such Agents containing statements and information of the type ordinarily




             included in accountant's "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in or incorporated by reference into the Prospectus, as then amended or supplemented.

                       (e)  On the Commencement Date and on each
             Settlement Date, the Company shall have furnished to the relevant Agents such appropriate further information, certificates and documents as they may reasonably request.

                       5.   Additional Agreements of the Company.

                       (a)  Each time the Registration Statement or
             Prospectus is amended or supplemented (other than by an amendment or supplement providing solely for a change in the interest rates, redemption provisions, amortization schedules or maturities offered on the Notes or for a change the Agents deem to be immaterial), the Company will deliver or cause to be delivered forthwith to each Agent a certificate signed by an executive officer of the Company, dated the date of such amendment or supplement, as the case may be, in form reasonably satisfactory to the Agents, of the same tenor as the certificate referred to in Section 4(c) relating to the Registration Statement or the Prospectus as amended or supplemented to the time of delivery of such certificate.

                       (b) Each time the Company furnishes a certificate pursuant to Section 5(a), the Company will furnish or cause to be furnished forthwith to each Agent written opinions of
             (i) independent counsel for the Company and (ii) the General Counsel for the Company. All such opinions shall be dated the date of such amendment or supplement, as the case may be, shall be in a form satisfactory to the Agents and shall be of the same tenor as the opinions referred to in Sections 4(b)(i) and (ii), but modified to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of delivery of such opinions. In lieu of such opinions, counsel last furnishing such an opinions to an Agent may furnish to each Agent a letter to the effect that such Agent may rely on such last opinions to the same extent as though it were dated the date of such letter (except that statements in such last opinions will be deemed to relate to the Registration Statement and the Prospectus as amended or supplemented to the time of delivery of such letter.)

                       (c) Each time the Registration Statement or the Prospectus is amended or supplemented to set forth amended or supplemental financial information or such amended or supplemental information is incorporated by reference in the Prospectus, the Company shall cause its independent public accountants forthwith to furnish each Agent with a letter,




             dated the date of such amendment or supplement, as the case may be, in form satisfactory to the Agents, of the same tenor as the letter referred to in Section 4(d), with regard to the amended or supplemental financial information included or incorporated by reference in the Registration Statement or the Prospectus as amended or supplemented to the date of such letter.

                       6.   Indemnification and Contribution.

                       (a) The Company agrees to indemnify and hold harmless each Agent and each person, if any, who controls such Agent within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred by any Agent or any such controlling person in connection with investigating or defending any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to such Agent furnished to the Company in writing by such Agent expressly for use therein.

                       (b) Each Agent agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers who sign the Registration Statement and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to such Agent, but only with reference to information relating to such Agent furnished to the Company in writing by such Agent expressly for use in the Registration Statement or the Prospectus or any amendments or supplements thereto.

                       (c)  In case any proceeding (including any
             governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to either paragraph (a) or (b) above, such person (the "indemnified party") shall promptly notify the person against whom such indemnity may be sought (the "indemnifying party") in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably




             satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all such indemnified parties and that all such fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by Morgan Stanley or, if Morgan Stanley is not an indemnified party and is not reasonably likely to become an indemnified party, by the Agents that are indemnified parties, in the case of parties indemnified pursuant to paragraph (a) above, and by the Company, in the case of parties indemnified pursuant to paragraph (b) above. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second and third sentences of this paragraph, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of





             such indemnified party from all liability on claims that are the subject matter of such proceeding.

                       (d) To the extent the indemnification provided for in paragraph (a) or (b) of this Section 6 is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein in connection with any offering of Notes, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and each Agent on the other hand from the offering of such Notes or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and each Agent on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and each Agent on the other hand in connection with the offering of such Notes shall be deemed to be in the same respective proportions as the total net proceeds from the offering of such Notes (before deducting expenses) received by the Company bear to the total discounts and commissions received by each Agent in respect thereof. The relative fault of the Company on the one hand and of each Agent on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by such Agent and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. Each Agent's obligation to contribute pursuant to this Section 6 shall be several (in the proportion that the principal amount of the Notes the sale of which by or through such Agent gave rise to such losses, claims, damages or liabilities bears to the aggregate principal amount of the Notes the sale of which by or through any Agent gave rise to such losses, claims, damages or liabilities) and not joint.

                       (e) The Company and the Agents agree that it would not be just or equitable if contribution pursuant to this
             Section 6 were determined by pro rata allocation (even if the Agents were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) above.




             The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in paragraph (d) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 6, no Agent shall be required to contribute any amount in excess of the amount by which the total price at which the Notes referred to in paragraph (d) above that were offered and sold to the public through such Agent exceeds the amount of any damages that such Agent has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 6 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

                       7. Position of the Agents. In acting under this Agreement and in connection with the sale of any Notes by the Company (other than Notes sold to an Agent as principal pursuant to a Terms Agreement), each Agent is acting solely as agent of the Company and does not assume any obligation towards or relationship of agency or trust with any purchaser of Notes. An Agent shall make reasonable efforts to assist the Company in obtaining performance by each purchaser whose offer to purchase Notes has been solicited by such Agent and accepted by the Company, but such Agent shall not have any liability to the Company in the event any such purchase is not consummated for any reason. If the Company shall default in its obligations to deliver Notes to a purchaser whose offer it has accepted, the Company shall hold the relevant Agent harmless against any loss, claim, damage or liability arising from or as a result of such default and shall, in particular, pay to such Agent the commission it would have received had such sale been consummated.

                       8. Termination. This Agreement may be terminated at any time by the Company or, as to any Agent, by the Company or such Agent upon the giving of written notice of such termination to the other parties hereto, but without prejudice to any rights, obligations or liabilities of any party hereto accrued or incurred prior to such termination. The termination of this Agreement shall not require termination of any Terms Agreement, and the termination of any such Terms Agreement shall not require termination of this Agreement. If this Agreement is terminated, the provisions of the third paragraph of Section 2(a),




             Section 2(e), the last sentence of Section 3(b) and Sections 3(c), 3(h), 6, 7, 9, 11 and 14 shall survive; provided that if at the time of termination an offer to purchase Notes has been accepted by the Company but the time of delivery to the purchaser or its agent of such Notes has not occurred, the provisions of Sections 2(b), 2(c), 3(a), 3(e), 3(f), 3(g), 3(i), 4 and 5 shall also survive until such delivery has been made.

                       9. Representations and Indemnities to Survive. The respective indemnity and contribution agreements, representations, warranties and other statements of the Company, its officers and the Agents set forth in or made pursuant to this Agreement or any Terms Agreement will remain in full force and effect, regardless of any termination of this Agreement or any such Terms Agreement, any investigation made by or on behalf of an Agent or the Company or any of the officers, directors or controlling persons referred to in
             Section 6 and delivery of and payment for the Notes.

                       10. Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to Morgan Stanley, will be mailed, delivered or telefaxed and confirmed to Morgan Stanley at 1251 Avenue of the Americas, New York, New York 10020, Attention: Manager, Credit Department (telefax number: 212-703-4575), with a copy to 1221 Avenue of the Americas, New York, New York 10020,
             Attention: Managing Director, Debt Syndicate (telefax number: 212-764-7490), if sent to Goldman, Sachs, will be mailed, delivered or telefaxed and confirmed to Goldman, Sachs at 85 Broad Street, New York, New York 10004,
             Attention: Credit Department, Medium-Term Notes (telefax number 212-357-8680), if sent to Charles Schwab, will be mailed, delivered or telefaxed and confirmed to Charles Schwab at 101 Montgomery Street, San Francisco, California 94104, Attention: Chief Financial Officer (telefax number:
             415-627-8894) or, if sent to the Company, will be mailed, delivered or telefaxed and confirmed to the Company at 101 Montgomery Street, San Francisco, California 94104,
             Attention: Chief Financial Officer.

                       11. Successors. This Agreement and any Terms Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers, directors and controlling persons referred to in
             Section 6 and the purchasers of Notes (to the extent expressly provided in Section 4), and no other person will have any right or obligation hereunder.

                       12. Amendments. This Agreement may be amended or supplemented if, but only if, such amendment or supplement is in writing and is signed by the Company and each Agent;




             provided that the Company may from time to time, on seven days prior written notice to the Agents but without the consent of any Agent, amend this Agreement to add as a party hereto one or more additional firms registered under the Exchange Act, whereupon each such firm shall become an Agent hereunder on the same terms and conditions as the other Agents that are parties hereto. The Agents shall sign any amendment or supplement giving effect to the addition of any such firm as an Agent under this Agreement.

                       13. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

                       14. Applicable Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York.

                       15. Headings. The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed a part of this Agreement.

































                       If the foregoing is in accordance with your
             understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement between the Company and each of you.


                                      Very truly yours,

                                      THE CHARLES SCHWAB CORPORATION



                                      By /s/ Christopher V. Dodds
                                         ____________________________
                                         Title: Senior Vice President
                                                and Treasurer


             The foregoing Agreement
             is hereby confirmed
             and accepted as of the
             date first above written.

             MORGAN STANLEY & CO. INCORPORATED



             By /s/ James D. Glascott
                ______________________________
                Title:  Principal



             By /s/ Goldman, Sachs & Co.
                ______________________________
                Goldman, Sachs & Co.


             CHARLES SCHWAB & CO., INC.



             By /s/ Christopher V. Dodds
                ______________________________
                Title:  Treasurer










                                                                 EXHIBIT A


                             THE CHARLES SCHWAB CORPORATION

                              MEDIUM-TERM NOTES, SERIES A

                                    TERMS AGREEMENT



                                                _________________, 19__

             The Charles Schwab Corporation
             101 Montgomery Street
             San Francisco, California  94104

             Attention:


                       Re: Distribution Agreement dated September 25, 1995 (the "Distribution Agreement")


                            We agree to purchase your Medium-Term Notes,
             Series A, having the following terms:

                            [We agree to purchase, severally and not
             jointly, the principal amount of Notes set forth below opposite our names:

                                                Principal Amount
                  Name                              of Notes

             Morgan Stanley & Co.
               Incorporated
             Goldman, Sachs & Co.
             Charles Schwab & Co., Inc.


                                       Total . . . . $
                                                       ===========

                  The Notes shall have the following terms:]*







                  * Delete if the transaction will not be syndicated.




                                                       Floating
                                    Fixed Rate         Rate
             All Notes:             Notes:             Notes:

             Principal              Interest           Base Rate:
              Amount:                Rate:
                                                       Index
             Purchase               Amortization        Maturity:
              Price:                 Schedule:
                                                       Spread (Plus or
             Price to               Applicability       Minus):
              Public:                of Annual
                                     Interest          Spread
             Settlement              Payments:          Multiplier:
              Date and Time:
                                                       Interest Payment
             Place of                                   Date(s):
              Delivery:
                                                       Initial Interest
             Original Issue                             Rate:
              Date:
                                                       Initial Interest
             Interest Accrual                           Reset Date:
              Date:
                                                       Interest Reset
             Maturity                                   Dates:
              Date:
                                                       Interest Reset
             Optional Repayment                         Period:
              Date(s)
                                                       Maximum Interest
             Optional Redemption                        Rate:
              Date(s):
                                                       Minimum Interest
             Initial Redemption                         Rate:
              Date:
                                                       Interest Payment
             Initial Redemption                         Period:
              Percentage
              Reduction:                               Calculation Agent:

             Annual Redemption                         LIBOR
              Percentage                                Reuters/Telerate:
              Reduction:












             Ranking:

             Other Terms:


                       The provisions of Sections 1, 2(b) and 2(c) and 3
             through 6, 9, 10, 11 and 14 of the Distribution Agreement and the related definitions are incorporated by reference herein and shall be deemed to have the same force and effect as if set forth in full herein.

                       [If on the Settlement Date any one or more of the
             Agents shall fail or refuse to purchase Notes that it has or they have agreed to purchase on such date, and the aggregate amount of Notes which such defaulting Agent or Agents agreed but failed or refused to purchase is not more than one-tenth of the aggregate amount of the Notes to be purchased on such date, the other Agents shall be obligated severally in the proportions that the amount of Notes set forth opposite their respective names above bears to the aggregate amount of Notes set forth opposite the names of all such non-defaulting Agents, or in such other proportions as _______________ may specify, to purchase the Notes which such defaulting Agent or Agents agreed but failed or refused to purchase on such date; provided that in no event shall the amount of Notes that any Agent has agreed to purchase pursuant to this Agreement be increased pursuant to this paragraph by an amount in excess of one-ninth of such amount of Notes without the written consent of such Agent. If on the Settlement Date any Agent or Agents shall fail or refuse to purchase Notes and the aggregate amount of Notes with respect to which such default occurs is more than one-tenth of the aggregate amount of Notes to be purchased on such date, and arrangements satisfactory to _______________ and the Company for the purchase of such Notes are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Agent or the Company. In any such case either _______________ or the Company shall have the right to postpone the Settlement Date but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and in the Prospectus or in any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Agent from liability in respect of any default of such Agent under this Agreement.]**

                       This Agreement is subject to termination on the
             terms incorporated by reference herein.  If this Agreement is



                  ** Delete if the transaction will not be syndicated.




             so terminated, the provisions of Sections 3(h), 6, 9, 11 and 14 of the Distribution Agreement shall survive for the purposes of this Agreement.

                       The following information, opinions, certificates,
             letters and documents referred to in Section 4 of the Distribution Agreement will be required: ________________



                                      [NAME OF RELEVANT AGENT(S)]



                                      By ______________________________
                                         Title:



             Accepted:

             THE CHARLES SCHWAB CORPORATION



             By ___________________________
                Title:





























                                                                 EXHIBIT B





                             THE CHARLES SCHWAB CORPORATION

                              MEDIUM-TERM NOTES, SERIES A

                               ADMINISTRATIVE PROCEDURES

                           _________________________________




                       Explained below are the administrative procedures
             and specific terms of the offering of Medium-Term Notes, Series A (the "Notes"), on a continuous basis by The Charles Schwab Corporation (the "Company") pursuant to the Distribution Agreement, dated as of September 25, 1995 (the "Distribution Agreement") among the Company and Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Charles Schwab & Co., Inc. (the "Agents"). The Notes may be issued as senior indebtedness (the "Senior Notes") or senior subordinated indebtedness (the "Senior Subordinated Notes") of the Company, and as used herein the term "Notes" includes the Senior Notes and the Senior Subordinated Notes. The Senior Notes will be issued pursuant to the provisions of a senior indenture dated as of July 15, 1993 (the "Senior Debt Indenture"), between the Company and Chemical Bank ("Chemical"), as trustee. The Senior Subordinated Notes will be issued pursuant to the provisions of a senior subordinated indenture dated as of July 15, 1993 (the "Senior Subordinated Debt Indenture"), between the Company and Chemical, as trustee. The Senior Debt Indenture and the Senior Subordinated Debt Indenture are sometimes hereinafter referred to individually as an "Indenture" and collectively as the "Indentures." In the Distribution Agreement, the Agents have agreed to use reasonable efforts to solicit purchases of the Notes, and the administrative procedures explained below will govern the issuance and settlement of any Notes sold through the Agents, as agents of the Company. An Agent, as principal, may also purchase Notes for its own account, and in connection with such purchase the Company and such Agent will enter into a terms agreement (a "Terms Agreement"), as contemplated by the Distribution Agreement. The administrative procedures explained below will govern the issuance and settlement of any Notes purchased by an Agent, as principal, unless otherwise specified in the applicable Terms Agreement.

                       Chemical will be the Registrar, Calculation Agent,
             Authenticating Agent and Paying Agent for both the Senior

             Notes and the Subordinated Notes and will perform the duties specified herein. Each Note will be represented by either a Global Security (as defined below) delivered to Chemical, as agent for The Depository Trust Company ("DTC"), and recorded in the book-entry system maintained by DTC (a "Book-Entry Note") or a certificate delivered to the holder thereof or a person designated by such holder (a "Certificated Note"). Except as set forth in the Indentures, an owner of a Book-Entry Note will not be entitled to receive a Certificated Note.

                       Book-Entry Notes, which may be payable only in U.S.
             dollars, will be issued in accordance with the administrative procedures set forth in Part I hereof as they may subsequently be amended as the result of changes in DTC'S operating procedures. Certificated Notes will be issued in accordance with the administrative procedures set forth in
             Part II hereof. Unless otherwise defined herein, terms defined in the Indentures, the Notes or any Prospectus Supplement relating to the Notes shall be used herein as therein defined.

                       The Company will advise the Agents in writing of
             the employees of the Company with whom the Agents are to communicate regarding offers to purchase Notes and the related settlement details.

                  PART I:  ADMINISTRATIVE PROCEDURES FOR BOOK-ENTRY NOTES

                       In connection with the qualification of the
             Book-Entry Notes for eligibility in the book-entry system maintained by DTC, Chemical will perform the custodial, document control and administrative functions described below, in accordance with its respective obligations under a Letter of Representation from the Company and Chemical to DTC, dated as of August 3, 1993 (the "Letter of Representation"), as amended, and a Medium-Term Note Certificate Agreement between Chemical and DTC, dated as of December 2, 1988 (the "MTN Certificate Agreement") , and its obligations as a participant in DTC, including DTC's Same-Day Funds Settlement System ("SDFS").















             Issuance:                On any date of settlement (as
                                      defined under "Settlement" below)
                                      for one or more Book-Entry Notes,
                                      the Company will issue a single
                                      global security in fully registered
                                      form without coupons (a "Global
                                      Security") representing up to U.S.
                                      $150,000,000 principal amount of all
                                      such Notes that have the same
                                      Original Issue Date, Maturity Date
                                      and other terms.  Each Global
                                      Security will be dated and issued as
                                      of the date of its authentication by
                                      Chemical.  Each Global Security will
                                      bear an "Interest Accrual Date,"
                                      which will be (i) with respect to an
                                      original Global Security (or any
                                      portion thereof), its original
                                      issuance date and (ii) with respect
                                      to any Global Security (or any
                                      portion thereof) issued subsequently
                                      upon exchange of a Global Security,
                                      or in lieu of a destroyed, lost or
                                      stolen Global Security, the most
                                      recent Interest Payment Date to
                                      which interest has been paid or duly
                                      provided for on the predecessor
                                      Global Security or Securities (or if
                                      no such payment or provision has
                                      been made, the original issuance
                                      date of the predecessor Global
                                      Security), regardless of the date of
                                      authentication of such subsequently
                                      issued Global Security.  Book-Entry
                                      Notes may be payable only in U.S.
                                      dollars.  No Global Security will
                                      represent any Certificated Note.

             Denominations:           Book-Entry Notes will be issued in
                                      principal amounts of U.S. $1,000 or
                                      any amount in excess thereof that is
                                      an integral multiple of U.S. $1,000.
                                      Global Securities will be
                                      denominated in principal amounts not
                                      in excess of U.S. $150,000,000.  If
                                      one or more Book-Entry Notes having
                                      an aggregate principal amount in
                                      excess of $150,000,000 would, but
                                      for the preceding sentence, be
                                      represented by a single Global
                                      Security, then one Global Security
                                      will be issued to represent each




                                      U.S. $150,000,000 principal amount
                                      of such Book-Entry Note or Notes and
                                      an additional Global Security will
                                      be issued to represent any remaining
                                      principal amount of such Book-Entry
                                      Note or Notes.  In such a case, each
                                      of the Global Securities
                                      representing such Book-Entry Note or
                                      Notes shall be assigned the same
                                      CUSIP number.

             Preparation              If any offer to purchase a
             of Pricing               Book-Entry Note is accepted by or
             Supplement:              on behalf of the Company, the
                                      Company will prepare a pricing
                                      supplement (a "Pricing Supplement")
                                      reflecting the terms of such Note.
                                      The Company (i) will arrange to file
                                      10 copies (or, if participating in
                                      the Commission's Electronic Data
                                      Gathering, Analysis and Retrieval
                                      system ("EDGAR"), such number of
                                      copies as is required by the rules
                                      and regulations of the Commission
                                      governing EDGAR filings then in
                                      effect) of such Pricing Supplement
                                      with the Commission in accordance
                                      with the applicable paragraph of
                                      Rule 424(b) under the Act, (ii)
                                      will, as soon as possible and in any
                                      event not later than 11:00 A.M. on
                                      the Business Day following the trade
                                      date, deliver the number of copies
                                      of such Pricing Supplement to the
                                      relevant Agent at the address listed
                                      below as such Agent shall request
                                      and (iii) will, on the relevant
                                      Agent's behalf, promptly file five
                                      copies of such Pricing Supplement
                                      with the National Association of
                                      Securities Dealers, Inc. (the
                                      "NASD").  The relevant Agent will
                                      cause such Pricing Supplement to be
                                      delivered to the purchaser of the
                                      Note.

                                      Pricing Supplements shall be
                                      delivered as follows:








                                      If to Morgan Stanley & Co.
                                      Incorporated, at:

                                      Morgan Stanley & Co. Incorporated
                                      1221 Avenue of the Americas
                                      4th Floor
                                      New York, New York  10020
                                      Attn.:  Medium-Term Trading Desk,
                                        Carlos Cabrera
                                      Telephone:  (212) 296-5830
                                      Telecopier:  (212) 764-7490

                                      with a copy to:

                                      Morgan Stanley & Co. Incorporated
                                      1251 Avenue of the Americas
                                      39th Floor
                                      New York, New York  10020
                                      Attn.:  Manager - Credit Department
                                      Telephone:  (212) 703-7182
                                      Telecopier:  (212) 703-4575

                                      If to Goldman, Sachs & Co., at:

                                      Goldman, Sachs & Co.
                                      85 Broad Street
                                      New York, New York  10004
                                      Attn.:  Credit Department-
                                              Medium-Term Notes
                                      Telephone:  (212) 902-1000
                                      Telecopier:  (212) 357-8680

                                      with a copy to:








                                      In each instance that a Pricing
                                      Supplement is prepared, the relevant
                                      Agent will affix the Pricing
                                      Supplement to Prospectuses prior to
                                      their use.  Outdated Pricing
                                      Supplements, and the Prospectuses to
                                      which they are attached (other than
                                      those retained for files), will be
                                      destroyed.

             Settlement:              The receipt by the Company of




                                      immediately available funds in
                                      payment for a Book-Entry Note and
                                      the authentication and issuance of
                                      the Global Security representing
                                      such Note shall constitute
                                      "settlement" with respect to such
                                      Note.  All offers accepted by the
                                      Company will be settled on the third
                                      Business Day next succeeding the
                                      date of acceptance pursuant to the
                                      timetable for settlement set forth
                                      below, unless the Company and the
                                      purchaser agree to settlement on
                                      another day, which shall be no
                                      earlier than the next Business Day.

             Settlement               Settlement Procedures with regard
             Procedures:              to each Book-Entry Note sold by the
                                      Company to or through an Agent
                                      (unless otherwise specified pursuant
                                      to a Terms Agreement and reasonably
                                      acceptable to Chemical) shall be as
                                      follows:

                                      A.   The relevant Agent will advise
                                           the Company by telephone that
                                           such Note is a Book-Entry Note
                                           and of the following settlement
                                           information:

                                           1.   Principal amount.

                                           2.   Maturity Date.

                                           3.   In the case of a Fixed
                                                Rate Book-Entry Note, the
                                                Interest Rate, whether
                                                such Note will pay
                                                interest annually or
                                                semiannually and whether
                                                such Note is an Amortizing
                                                Note, and, if so, the
                                                amortization schedule, or,
                                                in the case of a Floating
                                                Rate Book-Entry Note, the
                                                Initial Interest Rate (if
                                                known at such time),
                                                Interest Payment Date(s),
                                                Interest Payment Period,
                                                Calculation Agent, Base
                                                Rate (and, if LIBOR,
                                                Reuters or Telerate),




                                                Index Maturity, Interest
                                                Reset Period, Initial
                                                Interest Reset Date,
                                                Interest Reset Dates,
                                                Spread or Spread
                                                Multiplier (if any),
                                                Minimum Interest Rate (if
                                                any) and Maximum Interest
                                                Rate (if any).

                                           4.   Redemption or repayment
                                                provisions (if any).

                                           5.   Ranking.

                                           6.   Settlement date and time
                                                (Original Issue Date).

                                           7.   Interest Accrual Date.

                                           8.   Price.

                                           9.   Agent's commission (if
                                                any) determined as
                                                provided in the
                                                Distribution Agreement.

                                          10.   Any other applicable
                                                terms.

                                      B.   The Company will advise
                                           Chemical by telephone or
                                           electronic transmission
                                           (confirmed in writing at any
                                           time on the same date) of the
                                           information set forth in
                                           Settlement Procedure "A" above
                                           and of the name of the
                                           applicable Agent.  The Company
                                           will then assign a CUSIP number
                                           to the Global Security
                                           representing such Note and will
                                           notify Chemical and the
                                           relevant Agent of such CUSIP
                                           number by telephone as soon as
                                           practicable.

                                      C.   Chemical will enter a pending
                                           deposit message through DTC's
                                           Participant Terminal System,
                                           providing the following
                                           settlement information to DTC,




                                           the relevant Agent and Standard
                                           & Poor's Corporation:

                                           1.   The information set forth
                                                in Settlement Procedure
                                                "A".

                                           2.   The Initial Interest
                                                Payment Date for such
                                                Note, the number of days
                                                by which such date
                                                succeeds the related DTC
                                                Record Date (which in the
                                                case of Floating Rate
                                                Notes which reset daily or
                                                weekly, shall be the date
                                                five calendar days
                                                immediately preceding the
                                                applicable Interest
                                                Payment Date and, in the
                                                case of all other Notes,
                                                shall be the Record Date
                                                as defined in the Note)
                                                and, if known, the amount
                                                of interest payable on
                                                such Initial Interest
                                                Payment Date.

                                           3.   The CUSIP number of the
                                                Global Security
                                                representing such Note.

                                           4.   Whether such Global
                                                Security will represent
                                                any other Book-Entry Note
                                                (to the extent known at
                                                such time).

                                           5.   Whether such Note is an
                                                Amortizing Note (by an
                                                appropriate notation in
                                                the comments field of
                                                DTC's Participant Terminal
                                                System).

                                           6.   The number of Participant
                                                accounts to be maintained
                                                by DTC on behalf of the
                                                relevant Agent and
                                                Chemical.

                                      D.   Chemical will complete and




                                           authenticate the Global
                                           Security representing such
                                           Note.

                                      E.   DTC will credit such Note to
                                           Chemical's participant account
                                           at DTC.

                                      F.   Chemical will enter an SDFS
                                           deliver order through DTC's
                                           Participant Terminal System
                                           instructing DTC to (i) debit
                                           such Note to Chemical's
                                           participant account and credit
                                           such Note to the relevant
                                           Agent's participant account and
                                           (ii) debit such Agent's
                                           settlement account and credit
                                           Chemical's settlement account
                                           for an amount equal to the
                                           price of such Note less such
                                           Agent's commission (if any).
                                           The entry of such a deliver
                                           order shall constitute a
                                           representation and warranty by
                                           Chemical to DTC that (a) the
                                           Global Security representing
                                           such Book-Entry Note has been
                                           issued and authenticated and
                                           (b) Chemical is holding such
                                           Global Security pursuant to the
                                           MTN Certificate Agreement.
                                      G.   Unless the relevant Agent is
                                           the end purchaser of such Note,
                                           such Agent will enter an SDFS
                                           deliver order through DTC's
                                           Participant Terminal System
                                           instructing DTC (i) to debit
                                           such Note to such Agent's
                                           participant account and credit
                                           such Note to the participant
                                           accounts of the Participants
                                           with respect to such Note and
                                           (ii) to debit the settlement
                                           accounts of such Participants
                                           and credit the settlement
                                           account of such Agent for an
                                           amount equal to the price of
                                           such Note.

                                      H.   Transfers of funds in
                                           accordance with SDFS deliver




                                           orders described in Settlement
                                           Procedures "F" and "G" will be
                                           settled in accordance with SDFS
                                           operating procedures in effect
                                           on the settlement date.
                                      I.   Chemical will credit to the
                                           account of the Company
                                           maintained at Citibank, N.A.,
                                           New York, New York, in
                                           immediately available funds,
                                           the amount transferred to
                                           Chemical in accordance with
                                           Settlement Procedure "F".

                                      J.   Unless the relevant Agent is
                                           the end purchaser of such Note,
                                           such Agent will confirm the
                                           purchase of such Note to the
                                           purchaser either by
                                           transmitting to the
                                           Participants with respect to
                                           such Note a confirmation order
                                           or orders through DTC's
                                           institutional delivery system
                                           or by mailing a written
                                           confirmation to such purchaser.


                                      K.   Monthly, Chemical will send to
                                           the Company a statement setting
                                           forth the principal amount of
                                           Notes outstanding as of that
                                           date under the Indentures and
                                           setting forth a brief
                                           description of any sales of
                                           which the Company has advised
                                           Chemical that have not yet been
                                           settled.

             Settlement               For sales by the Company of
             Procedures               Book-Entry Notes to or through
             Timetable:               an Agent (unless otherwise specified
                                      pursuant to a Terms Agreement and
                                      reasonably acceptable to Chemical)
                                      for settlement on the first Business
                                      Day after the sale date, Settlement
                                      Procedures "A" through "J" set forth
                                      above shall be completed as soon as
                                      possible but not later than the
                                      respective times in New York City
                                      set forth below:





                                      Settlement
                                      Procedure           Time

                                        A      11:00 A.M. on the sale date
                                        B      12:00 Noon on the sale date
                                        C       2:00 P.M. on the sale date
                                        D       9:00 A.M. on settlement date
                                        E      10:00 A.M. on settlement date
                                       F-G      2:00 P.M. on settlement date
                                        H       4:45 P.M. on settlement date
                                       I-J      5:00 P.M. on settlement date

                                      If a sale is to be settled more
                                      than one Business Day after the
                                      sale date, Settlement Procedures
                                      "A", "B" and "C" shall be completed
                                      as soon as practicable but no later
                                      than 11:00 A.M., 12:00 and 2:00
                                      P.M., respectively, on the first
                                      Business Day after the sale date.
                                      If the Initial Interest Rate for a
                                      Floating Rate Book-Entry Note has
                                      not been determined at the time
                                      that Settlement Procedure "A" is
                                      completed, Settlement Procedures
                                      "B" and "C" shall be completed as
                                      soon as such rate has been
                                      determined but no later than 12:00
                                      and 2:00 P.M., respectively, on the
                                      first Business Day before the
                                      settlement date.  Settlement
                                      Procedure "H" is subject to
                                      extension in accordance with any
                                      extension of Fedwire closing
                                      deadlines and in the other events
                                      specified in the SDFS operating
                                      procedures in effect on the
                                      settlement date.

                                      If settlement of a Book-Entry Note
                                      is rescheduled or cancelled,
                                      Chemical, after receiving notice
                                      from the Company or the relevant
                                      Agent no later than 12:00 Noon on
                                      the Business Day immediately
                                      preceding the scheduled settlement
                                      date, will deliver to DTC, through
                                      DTC's Participant Terminal System,
                                      a cancellation message to such
                                      effect by no later than 2:00 P.M.
                                      on the Business Day immediately





                                      preceding the scheduled settlement
                                      date.

             Failure                  If Chemical fails to enter an SDFS
             to Settle:               deliver order with respect to a
                                      Book-Entry Note pursuant to
                                      Settlement Procedure "F", Chemical
                                      may deliver to DTC, through DTC's
                                      Participant Terminal System, as
                                      soon as practicable a withdrawal
                                      message instructing DTC to debit
                                      such Note to Chemical's participant
                                      account, provided that Chemical's
                                      participant account contains a
                                      principal amount of the Global
                                      Security representing such Note
                                      that is at least equal to the
                                      principal amount to be debited.  If
                                      a withdrawal message is processed
                                      with respect to all the Book-Entry
                                      Notes represented by a Global
                                      Security, Chemical will mark such
                                      Global Security "cancelled," make
                                      appropriate entries in Chemical's
                                      records and send such cancelled
                                      Global Security to the Company.
                                      The CUSIP number assigned to such
                                      Global Security shall, in
                                      accordance with the procedures of
                                      the CUSIP Service Bureau of
                                      Standard & Poor's Corporation, be
                                      cancelled and not immediately
                                      reassigned.  If a withdrawal
                                      message is processed with respect
                                      to one or more, but not all, of the
                                      Book-Entry Notes represented by a
                                      Global Security, Chemical will
                                      exchange such Global Security for
                                      two Global Securities, one of which
                                      shall represent such Book-Entry
                                      Note or Notes and shall be
                                      cancelled immediately after
                                      issuance and the other of which
                                      shall represent the remaining
                                      Book-Entry Notes previously
                                      represented by the surrendered
                                      Global Security and shall bear the
                                      CUSIP number of the surrendered
                                      Global Security.

                                      If the purchase price for any
                                      Book-Entry Note is not timely paid




                                      to the Participants with respect to
                                      such Note by the beneficial
                                      purchaser thereof (or a person,
                                      including an indirect participant
                                      in DTC, acting on behalf of such
                                      purchaser), such Participants and,
                                      in turn, the relevant Agent may
                                      enter SDFS deliver orders through
                                      DTC's Participant Terminal System
                                      reversing the orders entered
                                      pursuant to Settlement Procedures
                                      "F" and "G", respectively.  Upon
                                      receipt of notice of such event,
                                      Chemical will deliver the
                                      withdrawal message and take the
                                      related actions described in the
                                      preceding paragraph.

                                      Notwithstanding the foregoing, upon
                                      any failure to settle with respect
                                      to a Book-Entry Note, DTC may take
                                      any actions in accordance with its
                                      SDFS operating procedures then in
                                      effect.

                                      In the event of a failure to settle
                                      with respect to one or more, but
                                      not all, of the Book-Entry Notes to
                                      have been represented by a Global
                                      Security, Chemical will provide, in
                                      accordance with Settlement
                                      Procedures "D" and "F", for the
                                      authentication and issuance of a
                                      Global Security representing the
                                      Book-Entry Notes to be represented
                                      by such Global Security and will
                                      make appropriate entries in its
                                      records.


















             PART II:  ADMINISTRATIVE PROCEDURES FOR CERTIFICATED NOTES

                       Chemical will serve as Registrar in connection
             with the Certificated Notes.

             Issuance:                Each Certificated Note will be
                                      dated and issued as of the date of
                                      its authentication by Chemical.
                                      Each Certificated Note will bear an
                                      Original Issue Date, which will be
                                      (i) with respect to an original
                                      Certificated Note (or any portion
                                      thereof), its original issuance
                                      date (which will be the settlement
                                      date) and (ii) with respect to any
                                      Certificated Note (or portion
                                      thereof) issued subsequently upon
                                      transfer or exchange of a
                                      Certificated Note or in lieu of a
                                      destroyed, lost or stolen
                                      Certificated Note, the original
                                      issuance date of the predecessor
                                      Certificated Note, regardless of
                                      the date of authentication of such
                                      subsequently issued Certificated
                                      Note.

             Preparation              If any offer to purchase a Certifi-
             of Pricing               cated Note is accepted by or on
             Supplement:              behalf of the Company, the Company
                                      will prepare a Pricing Supplement
                                      reflecting the terms of such Note.
                                      The Company (i) will arrange to
                                      file 10 copies (or, if
                                      participating in EDGAR, such number
                                      of copies as is required by the
                                      rules and regulations of the
                                      Commission governing EDGAR filings
                                      then in effect) of such Pricing
                                      Supplement with the Commission in
                                      accordance with the applicable
                                      paragraph of Rule 424(b) under the
                                      Act, (ii) will, as soon as possible
                                      and in any event not later than
                                      11:00 A.M. on the Business Day
                                      following the trade date, deliver
                                      the number of copies of such
                                      Pricing Supplement to the relevant
                                      Agent at the address set-forth
                                      above as such Agent shall request
                                      and (iii) will, on the relevant
                                      Agent's behalf, promptly file five




                                      copies of such Pricing Supplement
                                      with the NASD.  The relevant Agent
                                      will cause such Pricing Supplement
                                      to be delivered to the purchaser of
                                      the Note.

                                      In each instance that a Pricing
                                      Supplement is prepared, the
                                      relevant Agent will affix the
                                      Pricing Supplement to Prospectuses
                                      prior to their use.  Outdated
                                      Pricing Supplements, and the
                                      Prospectuses to which they are
                                      attached (other than those retained
                                      for files), will be destroyed.

             Settlement:              The receipt by the Company of
                                      immediately available funds in
                                      exchange for an authenticated
                                      Certificated Note delivered to the
                                      relevant Agent and such Agent's
                                      delivery of such Note against
                                      receipt of immediately available
                                      funds shall constitute "settlement"
                                      with respect to such Note.  All
                                      offers accepted by the Company will
                                      be settled on or before the third
                                      Business Day next succeeding the
                                      date of acceptance pursuant to the
                                      timetable for settlement set forth
                                      below, unless the Company and the
                                      purchaser agree to settlement on
                                      another date.

             Settlement               Settlement Procedures with regard
             Procedures:              to each Certificated Note sold by
                                      the Company to or through an Agent
                                      (unless otherwise specified
                                      pursuant to a Terms Agreement and
                                      reasonably acceptable to Chemical)
                                      shall be as follows:

                                      A.   The relevant Agent will advise
                                           the Company by telephone that
                                           such Note is a Certificated
                                           Note and of the following
                                           settlement information:

                                           1.   Name in which such Note
                                                is to be registered
                                                ("Registered Owner").





                                           2.   Address of the Registered
                                                Owner and address for
                                                payment of principal and
                                                interest.

                                           3.   Taxpayer identification
                                                number of the Registered
                                                Owner (if available).

                                           4.   Principal amount.

                                           5.   Maturity Date.

                                           6.   In the case of a Fixed
                                                Rate Certificated Note,
                                                the Interest Rate,
                                                whether such Note will
                                                pay interest annually or
                                                semiannually and whether
                                                such Note is an
                                                Amortizing Note and, if
                                                so, the amortization
                                                schedule, or, in the case
                                                of a Floating Rate
                                                Certificated Note, the
                                                Initial Interest Rate (if
                                                known at such time),
                                                Interest Payment Date(s),
                                                Interest Payment Period,
                                                Calculation Agent, Base
                                                Rate (and, if LIBOR,
                                                Reuters or Telerate),
                                                Index Maturity, Interest
                                                Reset Period, Initial
                                                Interest Reset Date,
                                                Interest Reset Dates,
                                                Spread or Spread
                                                Multiplier (if any),
                                                Minimum Interest Rate (if
                                                any) and  Maximum
                                                Interest Rate (if any).

                                           7.   Redemption or repayment
                                                provisions (if any).

                                           8.   Ranking.

                                           9.   Settlement date and time
                                                (Original Issue Date).

                                           10.  Interest Accrual Date.
                                           11.  Price.




                                           12.  Agent's commission (if
                                                any) determined as
                                                provided in the
                                                Distribution Agreement.

                                           13.  Denominations.

                                           14.  Any other applicable
                                                terms.

                                      B.   The Company will advise
                                           Chemical by telephone or
                                           electronic transmission
                                           (confirmed in writing at any
                                           time on the same date) of the
                                           information set forth in
                                           Settlement Procedure "A" above
                                           and of the name of the
                                           applicable Agent.

                                      C.   The Company will have
                                           delivered to Chemical a
                                           pre-printed four-ply packet
                                           for such Note, which packet
                                           will contain the following
                                           documents in forms that have
                                           been approved by the Company,
                                           the relevant Agent and
                                           Chemical:

                                           1.   Note with customer
                                                confirmation.

                                           2.   Stub One - For Chemical.

                                           3.   Stub Two - For the
                                                relevant Agent.

                                           4.   Stub Three - For the
                                                Company.

                                      D.   Chemical will complete such
                                           Note and authenticate such
                                           Note and deliver it (with the
                                           confirmation) and Stubs One
                                           and Two to the relevant Agent
                                           at the address set-forth
                                           below, and such Agent will
                                           acknowledge receipt of the
                                           Note by stamping or otherwise
                                           marking Stub One and returning
                                           it to Chemical.  In the event




                                           that the instructions given by
                                           such Agent for payment to the
                                           account of the Company are
                                           revoked, the Company will as
                                           promptly as possible wire
                                           transfer to the account of
                                           such Agent an amount of
                                           immediately available funds
                                           equal to the amount of such
                                           payment made.

                                           Certificated Notes shall be
                                           delivered as follows:

                                           If to Morgan Stanley & Co.
                                           Incorporated, at:

                                           Bank of New York
                                           Dealer Clearance Department
                                           1 Wall Street, 4th Floor
                                           New York, New York  10005
                                           Attn.:  For the Account of
                                             Morgan Stanley & Co.
                                             Incorporated

                                      E.   Unless the relevant Agent is
                                           the end purchaser of such
                                           Note, such Agent will deliver
                                           such Note (with confirmation)
                                           to the customer against
                                           payment in immediately
                                           available funds.  Such Agent
                                           will obtain the acknowledgment
                                           of receipt of such Note by
                                           retaining Stub Two.

                                      F.   Chemical will send Stub Three
                                           to the Company by first-class
                                           mail.  Periodically, Chemical
                                           will also send to the Company
                                           a statement setting forth the
                                           principal amount of the Notes
                                           outstanding as of that date
                                           under each Indenture and
                                           setting forth a brief
                                           description of any sales of
                                           which the Company has advised
                                           Chemical that have not yet
                                           been settled.

             Settlement               For sales by the Company of Certi-
             Procedures               ficated Notes to or through an




             Timetable:               Agent (unless otherwise specified
                                      pursuant to a Terms Agreement and
                                      reasonably acceptable to Chemical),
                                      Settlement Procedures "A" through
                                      "F" set forth above shall be
                                      completed on or before the
                                      respective times in New York City
                                      set forth below:
                                      Settlement
                                      Procedure           Time

                                          A       2:00 P.M. on day before
                                                       settlement date
                                          B       3:00 P.M. on day before
                                                       settlement date
                                         C-D      2:15 P.M. on settlement
                                                       date
                                          E       3:00 P.M. on settlement
                                                       date
                                          F       5:00 P.M. on settlement
                                                       date

             Failure                  If a purchaser fails to accept
             to Settle:               delivery of and make payment for
                                      any Certificated Note, the relevant
                                      Agent will notify the Company and
                                      Chemical by telephone and return
                                      such Note to Chemical.  Upon
                                      receipt of such notice, the Company
                                      will immediately wire transfer to
                                      the account of such Agent an amount
                                      equal to the amount previously
                                      credited thereto in respect of such
                                      Note.  Such wire transfer will be
                                      made on the settlement date, if
                                      possible, and in any event not
                                      later than the Business Day
                                      following the settlement date.  If
                                      the failure shall have occurred for
                                      any reason other than a default by
                                      such Agent in the performance of
                                      its obligations hereunder and under
                                      the Distribution Agreement, then
                                      the Company will reimburse such
                                      Agent or Chemical, as appropriate,
                                      on an equitable basis for its loss
                                      of the use of the funds during the
                                      period when they were credited to
                                      the account of the Company.
                                      Immediately upon receipt of the
                                      Certificated Note in respect of
                                      which such failure occurred,




                                      Chemical will mark such Note
                                      "cancelled," make appropriate
                                      entries in Chemical's records and
                                      send such Note to the Company.


















































